Joint Filer Information


Name:  Owl Creek II, L.P.
Address:  640 Fifth Avenue, 20th Floor, New York, N.Y. 10019
Designated Filer:  Owl Creek I, L.P.
Issuer & Ticker Symbol:  Delphi Corporation (DPHIQ)
Date of Event Requiring Statement:   3/8/2007

Signature: Owl Creek II, L.P.


                  By: Owl Creek Advisors, LLC, its general partner
                  By: /s/ Jeffrey A. Altman
                      ----------------------------------------------------------
                      Name: Jeffrey A. Altman
                      Title: Managing Member


Name:  Owl Creek Advisors, LLC
Address:  640 Fifth Avenue, 20th Floor, New York, N.Y. 10019
Designated Filer:  Owl Creek I, L.P.
Issuer & Ticker Symbol:  Delphi Corporation (DPHIQ)
Date of Event Requiring Statement:   3/8/2007

Signature: Owl Creek Advisors, LLC


                  By: /s/ Jeffrey A. Altman
                      ----------------------------------------------------------
                      Name: Jeffrey A. Altman
                      Title: Managing Member


Name:  Owl Creek Asset Management, L.P.
Address:  640 Fifth Avenue, 20th Floor, New York, N.Y. 10019
Designated Filer:  Owl Creek I, L.P.
Issuer & Ticker Symbol:  Delphi Corporation (DPHIQ)
Date of Event Requiring Statement:   3/8/2007

Signature: Owl Creek Asset Management, L.P.


                  By: Owl Creek GP, L.L.C., its general partner
                  By: /s/ Jeffrey A. Altman
                      ----------------------------------------------------------
                      Name: Jeffrey A. Altman
                      Title: Managing Member

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Name:  Jeffrey A. Altman
Address: c/o Owl Creek Asset Management, L.P.,
         640 Fifth Avenue, 20th Floor,
         New York, N.Y. 10019
Designated Filer:  Owl Creek I, L.P.
Issuer & Ticker Symbol:  Delphi Corporation (DPHIQ)
Date of Event Requiring Statement:   3/8/2007

Signature:        /s/ Jeffrey A. Altman
                  -----------------------------------------------------------
                  Name: Jeffrey A. Altman